UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KALVISTA PHARMACEUTICALS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KALVISTA PHARMACEUTICALS, INC.

One Kendall Square

Building 200, Suite 2203

Cambridge, MA 02139

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 23, 2017

To the Stockholders of KalVista Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on March 23, 2017, at 9:00 a.m. local time, at the headquarters of the Company located at One Kendall Square, Building 200, Suite 2203, Cambridge, Massachusetts 02139 for the following purposes:

1.	To approve the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan;

2.	To approve the KalVista Pharmaceuticals, Inc. 2017 Employee Stock Purchase Plan; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on March 1, 2017 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The board of directors recommends that you vote FOR the approval of the amendment and restatement of our 2017 Equity Incentive Plan, as described in Proposal No. 1 of the Proxy Statement and FOR the approval of our 2017 Employee Stock Purchase Plan, as described in Proposal No. 2 of the Proxy Statement.

Your vote is important. It is important that your shares be represented and voted whether or not you plan to attend the special meeting in person. You may vote by completing and mailing the enclosed proxy card or by instructing your broker, bank or nominee how to vote your shares. Voting by written proxy, or by instructing your broker, bank or nominee how to vote your shares, will ensure your shares are represented at the special meeting.

By Order of the Board of Directors

/s/ T. Andrew Crockett
T. Andrew Crockett Chief Executive Officer

Cambridge, Massachusetts

March 1, 2017

i

ii

KALVISTA PHARMACEUTICALS, INC.

One Kendall Square

Building 200, Suite 2203

Cambridge, MA 02139

PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 23, 2017

We have sent you this Proxy Statement and the enclosed Proxy Card because the board of directors of KalVista Pharmaceuticals, Inc. (referred to herein as the “Company”, “KalVista”, “we”, “us” or “our”) is soliciting your proxy to vote at our Special Meeting of Stockholders (the “Special Meeting”) to be held on Thursday, March 23, 2017, at 9:00 a.m. local time, at the headquarters of the Company located at One Kendall Square, Building 200, Suite 2203, Cambridge, Massachusetts 02139.

•	This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.

•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

The only outstanding voting securities of KalVista are shares of common stock, $0.001 par value per share (the “common stock”), of which there were 9,713,042 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Special Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We delivered this Proxy Statement and Proxy Card to you because the board of directors of KalVista Pharmaceuticals, Inc. is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card.

This Proxy Statement and accompanying Proxy Card were first made available for access by our stockholders on or about March 6, 2017 to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on March 1, 2017 (the “Record Date”), will be entitled to vote at the Special Meeting. At the close of business on the Record Date, there were 9,713,042 shares of common stock issued and outstanding and entitled to vote. All share numbers reflect the 14-to-1 reverse stock split that was effected in November 2016 in connection with the share purchase transaction in which we acquired KalVista Pharmaceuticals, Limited (“KalVista Limited”).

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the Proxy Card as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on two (2) proposals:

•	Proposal 1—the approval of our 2017 Equity Incentive Plan; and

•	Proposal 2—the approval of our 2017 Employee Stock Purchase Plan.

In addition, you are entitled to vote on any other matters that are properly brought before the Special Meeting.

How do I vote?

•	For Proposal 1, you may either vote “For” or “Against” or abstain from voting.

•	For Proposal 2, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Special Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•	To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares in accordance with the Proxy Card.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Who counts the votes?

American Stock Transfer & Trust Company, LLC (“AST”), has been engaged as our independent agent to tabulate stockholder votes, and a representative of AST will be appointed to act as Inspector of Election. If you are a stockholder of record, your executed Proxy Card is returned directly to AST for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to AST on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Special Meeting, who will separately count “For” votes, “Against” votes, abstentions and broker non-votes. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes?” and “Which ballot measures are considered “routine” or “non-routine”?”

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine?”

The approval of our 2017 Equity Incentive Plan (“Proposal 1”) and the approval of a new 2017 Employee Stock Purchase Plan (“Proposal 2”) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1 and Proposal 2.

How many votes are needed to approve the proposal?

With respect to Proposal 1, the affirmative vote of the majority of votes cast (excluding abstentions and broker non-votes) is required for approval. This is a non-routine proposal and therefore we do expect there to be broker non-votes.

With respect to Proposal 2, the affirmative vote of the majority of votes cast (excluding abstentions and broker non-votes) is required for approval. This is a non-routine proposal and therefore we do expect there to be broker non-votes.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the approval of a new 2017 Equity Incentive Plan, and “For” the approval of a new 2017 Employee Stock Purchase Plan. If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at One Kendall Square, Building 200, Suite 2203, Cambridge, Massachusetts 02139.

•	You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

When are stockholder proposals due for next year’s Annual Meeting?

Although not yet determined, we anticipate the date of the annual meeting will be more than 30 days from June 14, 2017, and accordingly the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between close of business on February 14, 2017 and close of business on March 16, 2017; provided that if the date of that annual meeting is more than 30 days before or after June 14, 2017, you must give notice on or before 10 days after the day on which the date of the annual meeting is first disclosed in a public announcement. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person or represented by proxy at the Special Meeting. On the Record Date, there were 9,713,042 shares outstanding and entitled to vote. Accordingly, 4,856,522 shares must be represented by stockholders present at the Special Meeting or represented by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Special Meeting may adjourn the Special Meeting to another time or place.

How can I find out the results of the voting at the Special Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Special Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

PROPOSAL NO. 1

APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN

General

We are asking our stockholders to approve the KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “2017 EIP”), which was approved by our board of directors on March 1, 2017. If approved by our stockholders, the 2017 EIP will replace our existing Carbylan Therapeutics, Inc. 2015 Incentive Plan (the “Prior Plan”), and the 2017 EIP will become our primary plan for providing equity-based incentive compensation to our eligible employees, consultants and non-employee directors.

Outstanding awards under the Prior Plan will remain outstanding, unchanged and subject to the terms of the Prior Plan and the respective award agreements, until the expiration or lapse of such awards in accordance with their terms.

We are asking our stockholders to approve the 2017 EIP because, among other things, we believe that the adoption of the 2017 EIP is in the best interests of KalVista because of the continuing need to provide stock options, restricted stock units and other equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices. If our stockholders do not approve the 2017 EIP, we will not be able to issue awards under the 2017 EIP and our ability to issue awards under the Prior Plan will terminate when such plan expires.

Approval of the 2017 EIP is intended to enable us to achieve the following objectives:

Equity compensation is a critical element of our compensation program. Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in the highly competitive life sciences industry. We use equity awards to increase incentives on the part of eligible employees, non-employee directors and consultants who provide significant services to the company and its affiliates. We believe that providing an equity stake in the future success of our business encourages our employees to be highly motivated to achieve our long-term business goals and to increase stockholder value. Their innovation and productivity are critical to our success. Accordingly, approving the 2017 EIP is in the best interest of our stockholders because equity awards help us to:

•	attract, motivate and retain talented employees, directors and consultants;

•	align employee and stockholder interests; and

•	link employee compensation with company performance.

We strongly believe that approval by you of our 2017 EIP will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees.

Without stock options, restricted stock units or other forms of equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. Equity-based awards also directly align a portion of the compensation of our employees with the economic interests of our stockholders. If this Proposal 1 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be adversely impacted, and this could affect our long-term success.

The ability to offer a variety of stock compensation awards including stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units, and performance awards provides us flexibility to offer different types of equity awards given market trends and practices. The variety of awards available under the 2017 EIP gives us flexibility to respond to market-competitive changes in equity compensation practices.

Background on Our Stock Compensation

We believe that a broad-based equity program is a necessary and powerful employee incentive and retention tool that benefits all of our stockholders. Equity ownership programs put employees’ interests directly into alignment with those of other stockholders, as they reward employees based upon stock price performance. Without an equity incentive program, we believe we would be at a disadvantage against competitor companies to provide the total compensation package necessary to attract, retain and motivate the employee talent critical to our future success. We currently grant stock options to the majority of our employees and to all of our executives. This is an important component of our long-term employee incentive and retention plan and has been very effective in enabling us to attract and retain the talent critical for an innovative company.

Share Usage

We are requesting approval of 1,000,000 shares for the 2017 EIP, plus the roll-over of all shares currently reserved but unissued or not subject to outstanding grants under the Prior Plan. In addition, shares subject to awards that are forfeited, repurchased by the company at the original issue price and are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award will be returned to the pool of shares available for grant and issuance under the 2017 EIP, subject to certain limitations, as described below under “Key Terms”. If our stockholders approve the 2017 EIP, no new grants of awards will be made under the Prior Plan.

Overview of the 2017 EIP

The following summary of certain major features of the 2017 EIP is subject to the specific provisions contained in the full text of the 2017 EIP, set forth in Appendix A to this Proxy Statement. This summary does not purport to be a complete description of all of the provisions of the 2017 EIP. To the extent that there is a conflict between this summary and the actual terms of the 2017 EIP, the terms of the 2017 EIP will govern.

Key Terms

The following is a summary of the key provisions of the 2017 EIP:

Plan Term:	10 years

Eligible Participants:	Only employees, including officers and directors who are also employees, are eligible to receive grants of incentive stock options. All other awards may be granted to any of our employees, directors, consultants, independent contractors and advisors, provided that the grantee renders bona fide services to us that are not in connection with the offer and sale of securities in a capital-raising transaction. The compensation committee determines which individuals will participate in the 2017 EIP. As of March 1, 2017, there were approximately 24 employees and six non-employee directors eligible to participate in the 2017 EIP.

Shares Authorized:	1,000,000 shares will be authorized under the 2017 EIP plus approximately 94,499 shares that are reserved, but not issued or subject to outstanding grants under our Prior Plan, subject to adjustment pursuant to the terms of the plan under which such awards were granted.

In addition, the following shares will be returned to the 2017 EIP and be available for grant and issuance: (i) shares subject to awards granted under the Prior Plan that, after the effectiveness of the 2017 EIP that are forfeited, used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award and (ii) shares issued under the Prior Plan that are repurchased by us at the original issue price.

In addition, shares subject to awards, and shares issued under the 2017 EIP under any award, will again be available for grant and issuance under the 2017 EIP to the extent such shares: (i) are subject to issuance upon exercise of an Option or SAR granted under the 2017 EIP but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (ii) are subject to awards granted under this 2017 EIP that are forfeited or are repurchased by us at the original issue price; (iii) are subject to awards granted under this 2017 EIP that otherwise terminate without such shares being issued; or (iv) are surrendered pursuant to an exchange program.

The following shares will again be made available for future grant and issuance as awards under the 2017 EIP: shares that are withheld to pay the exercise or purchase price of an award or to satisfy any tax withholding obligations in connection with an award.

Evergreen:	The number of shares available for grant and issuance under the 2017 EIP shall be increased on January 1 of each of the first ten (10) calendar years during the term of the 2017 EIP by the lesser of (a) four percent (4%) of the number of shares of common stock issued and outstanding on each December 31 immediately prior to the date of increase and (b) such number of shares determined by the board of directors.

Award Types:	(1) Non-qualified and incentive stock options (2) Restricted stock awards (3) Stock bonus awards (4) Stock appreciation rights (5) Restricted stock units (6) Performance awards

Share Limit on Awards:	No more than 2,000,000 shares may be granted to any participant under the 2017 EIP during any calendar year, other than new employees, who are eligible to receive up to 4,000,000 shares in the calendar year during which they begin employment. These limits are intended to ensure that awards will qualify under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (Code), if applicable. Failure to qualify under this section might result in our inability to take a tax deduction for part of the performance-based compensation to senior executives. In addition, no person will be eligible to receive cash-based awards of more than $5,000,000 of value in the calendar year.

Non-Employee Directors:	Under the 2017 EIP, non-employee directors may be granted awards either on a discretionary basis or pursuant to policy adopted by the board of directors, except that no non-employee director will be eligible to receive more than the number shares with an aggregate grant date value of $750,000 in any one calendar year.

Vesting Periods:	Vesting schedules are determined when each award is granted.

Award Terms:	Options have a term no longer than ten years from the date the options were granted, except in the case of incentive stock options granted to holders of more than 10% of KalVista’s voting power, which have a term no longer than five years. SARs have a term no longer than ten years from the date they were granted.

Repricing:	Repricing, reducing the exercise price of outstanding Options or SARs, or exchanging Awards for cash, is permitted without stockholder approval under the 2017 EIP.

Recoupment:	Awards under the 2017 EIP will be subject to recoupment in accordance with any clawback or recoupment policy adopted by the board of directors or required by law.

New Plan Benefits

Future awards under the 2017 EIP to executive officers, employees or other eligible participants, including our Chief Executive Officer, are discretionary and cannot be determined at this time. Future awards of options under the 2017 EIP to non-employee directors are anticipated to be as set forth below.

2017 EIP

Name and position	Dollar value ($)		Number of Options
Rajeev Shah	$	*	1,571
Richard Aldrich	$	*	1,571
Edward W. Unkart	$	*	1,571
Albert Cha	$	*	1,571
Joshua Resnick	$	*	1,571
Arnold L. Oronsky	$	*	1,571
Non-Executive Director Group	$	*	9,426

*	The value of the options to be granted shall be determined by multiplying the number of shares subject to the options by the closing price of our common stock on the date of grant.

Method of Payment

The exercise price of options and the purchase price, if any, of other stock awards may be paid by cash, check, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker assisted same-day sale, any combination of the foregoing or any other methods permitted by the 2017 EIP administrator and applicable law.

Terms applicable to Stock Options and Stock Appreciation Rights

The exercise price of grants made under the 2017 EIP of Options or SARs may not be less than the fair market value (the closing price of our common stock on the date of grant) of our common stock. The term of these awards may not be longer than ten years, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which may have a term no longer than five years. At the time of grant the other terms and conditions applicable to such award are determined, including vesting and exercisability, subject to the minimum vesting requirement described above.

Terms applicable to Restricted Stock Awards, Stock Bonus Awards, Restricted Stock Unit Awards, and Performance Awards

The compensation committee (or its delegatee, to the extent applicable) determines the terms and conditions applicable to the granting of restricted stock awards, stock bonus awards, restricted stock unit awards and performance awards. The compensation committee may make the grant, issuance, retention and/or vesting of restricted stock awards, stock bonus awards, restricted stock unit awards and performance awards contingent upon continued employment with KalVista, the passage of time, or performance criteria and the level of achievement against such criteria as it deems appropriate.

Eligibility Under Section 162(m)

The plan is intended to enable KalVista to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) provides that, subject to certain exceptions, KalVista may not deduct compensation paid certain of its executive officers in excess of $1 million in any one year. Section 162(m) excludes certain performance-based compensation from the $1 million limitation. While our compensation committee is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, it believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code.

To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include the following objective measures, either individually, alternatively or in any combination, applied to the company as a whole or any business unit or subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the compensation committee with respect to applicable awards have been satisfied:

•	Profit Before Tax;

•	Billings;

•	Revenue;

•	Net revenue;

•	Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization);

•	Operating income;

•	Operating margin;

•	Operating profit;

•	Controllable operating profit, or net operating profit;

•	Net Profit;

•	Gross margin;

•	Operating expenses or operating expenses as a percentage of revenue;

•	Net income;

•	Earnings per share;

•	Total stockholder return;

•	Market share;

•	Return on assets or net assets;

•	The Company’s stock price;

•	Growth in stockholder value relative to a pre-determined index;

•	Return on equity;

•	Return on invested capital;

•	Cash Flow (including free cash flow or operating cash flows)

•	Cash conversion cycle;

•	Economic value added;

•	Individual confidential business objectives;

•	Contract awards or backlog;

•	Overhead or other expense reduction;

•	Credit rating;

•	Strategic plan development and implementation;

•	Succession plan development and implementation;

•	Improvement in workforce diversity;

•	Customer indicators and/or satisfaction;

•	New product invention or innovation;

•	Attainment of research, clinical and technical operations development milestones;

•	Improvements in productivity;

•	Bookings;

•	Attainment of objective operating goals and employee metrics;

•	Sales;

•	Expenses;

•	Balance of cash, cash equivalents and marketable securities;

•	Completion of an identified special project;

•	Completion of a joint venture or other corporate transaction;

•	Employee satisfaction and/or retention;

•	Research and development expenses;

•	Working-capital targets and changes in working capital; and

•	Any other metric that is capable of measurement as determined by the compensation committee.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

Notwithstanding the satisfaction or completion of any performance criteria described above, the number of shares of common stock, number of shares subject to Options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be adjusted by the compensation committee on the basis of such further considerations as the compensation committee in its sole discretion determines to preserve the compensation committee’s original intent regarding the performance criteria at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments. The compensation committee may adjust the performance goals and performance criteria to account for unusual or non-recurring charges such as acquisition-related activities or changes in applicable accounting rules, changes in law and accounting and to make such adjustments as it deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the company or not within the reasonable control of the company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

To the extent that an award under the 2017 EIP is designated as a “performance award,” and is intended to qualify as performance-based compensation under Section 162(m), adjustments to the performance criteria will be made in accordance with Section 162(m).

Transferability

Except as otherwise determined by the compensation committee, awards granted under the 2017 EIP may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution.

Administration

The compensation committee will administer the 2017 EIP. Subject to the terms and limitations expressly set forth in the 2017 EIP, the compensation committee selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants. The compensation committee may construe and interpret the 2017 EIP and prescribe, amend and rescind any rules and relating to the 2017 EIP.

Amendments

The board of directors may terminate or amend the 2017 EIP at any time, provided that no action may be taken without stockholder approval to implement any amendment to the 2017 EIP that is required to be approved by our stockholders.

Adjustments

If, without consideration, the number of outstanding shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend) recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in our capital structure, then (a) the number of shares reserved for issuance and future grant under the 2017 EIP, (b) the exercise prices or purchases prices, as applicable, of and number of shares subject to outstanding awards, (c) the number of shares subject to outstanding awards, (d) the maximum number of shares that may be issued as incentive stock options under the 2017 EIP, and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year under the 2017 EIP or to a non-employee director under the 2017 EIP shall be proportionately adjusted, subject to any required action by our board of directors or our stockholders and in compliance with applicable securities laws. No fraction of a share will be issued following any adjustment.

Change of Control Transactions

In the event of a change of control merger, sale of all or substantially all of our assets or another change of control transaction, any or all outstanding awards may be assumed, converted, replaced or substituted. Awards need not be treated in an identical manner. In the event the successor corporation refuses to either assume, convert, replace or substitute awards, then all outstanding awards granted under the 2017 EIP Plan will expire on such transaction at such time and on such conditions as the board of directors will determine. The board of directors, in its sole discretion, may accelerate the vesting of awards in connection with such transaction.

In addition, in the event of a change of control merger, sale of all or substantially all of our assets or another change of control transaction, the vesting of all awards granted to our non-employee directors shall fully accelerate and such awards shall become exercisable (as applicable) in full as of the time of consummation of such change in control transaction.

Insider Trading Policy

Any participant that receives an award under the 2017 EIP is required to comply with our insider trading policy.

Equity Compensation Plan Information as of April 30, 2016

The following table sets forth the securities authorized for issuance under our equity compensation plans in effect on April 30, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (c)
Equity compensation plans approved by security holders(1)(2)	149,027	$47.89	94,499
Equity compensation plans not approved by security holders(3)	7,274	$76.81	—
Total	156,301	$49.23	94,499

(1)	Includes 61,173 shares subject to options issued pursuant to the Amended and Restated 2004 Stock Option Plan, 10,234 shares subject to options issued pursuant to the 2014 Stock Option Plan, and 77,620 shares subject to options issued pursuant to the Prior Plan. The Prior Plan contains provisions that provide for automatic increases to the authorized number of shares as of January 1st each year, of up to the lesser of (1) 85,714 or (2) 4% of the outstanding shares of stock on the last day of the immediately preceding calendar year, or a lesser number of shares as approved by our compensation committee.
(2)	Shares reserved for issuance under the Prior Plan may be granted as restricted stock, restricted share units and other equity awards, as well as for grants of stock options and stock appreciation rights.
(3)	Consists of options issued pursuant to inducement grants.

U.S. Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to KalVista and participants in the 2017 EIP. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.

Non-Qualified Stock Options

A participant will realize no taxable income at the time a non-qualified stock option is granted under the 2017 EIP, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options

A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally we will be allowed a deduction for federal income tax purposes in the fiscal year of such “disqualifying disposition” in an amount equal to the compensation realized by such participant.

Stock Appreciation Rights

A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock

A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and, if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Restricted Stock Units

In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Performance Awards

The participant will not realize income when a performance award is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares on the date of transfer. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.

Tax Withholding

The 2017 EIP allows us to withhold shares from the awards to satisfy the participant’s withholding tax obligation and tender cash from our general funds to the applicable tax authorities in an amount equal to the value of the shares withheld.

ERISA Information

The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the special meeting and entitled to vote is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE KALVISTA PHARMACEUTICALS, INC. 2017 EQUITY INCENTIVE PLAN AS DESCRIBED ABOVE IN THIS PROPOSAL 1.

PROPOSAL 2:

APPROVAL OF OUR 2017 EMPLOYEE STOCK PURCHASE PLAN

General

Our board of directors adopted the 2017 Employee Stock Purchase Plan (the “2017 ESPP”), with it becoming effective upon approval by our stockholders. The purchase plan enables eligible employees to purchase shares of our common stock at a discount. Purchases will be accomplished through participation in discrete offering periods, which have a maximum length of not greater than twenty-seven months. An offering period may also be divided into discrete purchase periods (at the end of which shares of our common stock are purchased at a discount). The purchase plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

Overview of the 2017 ESPP

The following summary of certain major features of the 2017 ESPP is subject to the specific provisions contained in the full text of the 2017 ESPP, set forth in Appendix B to this Proxy Statement. This summary does not purport to be a complete description of all of the provisions of the 2017 ESPP. To the extent that there is a conflict between this summary and the actual terms of the 2017 ESPP, the terms of the 2017 ESPP will govern.

Share Reserve

We have reserved 100,000 shares of our common stock for issuance under the purchase plan. The number of shares reserved for issuance under the purchase plan will increase automatically on January 1st of each of the first ten calendar years after its approval by our stockholders equal to 1% of the total number of outstanding shares of our common stock on the immediately preceding December 31; however, our board of directors or our compensation committee may reduce the amount of the increase in any particular year. The aggregate number of shares issued over the term of the purchase plan will not exceed 3,000,000 shares of our common stock.

Offering Periods

The first offering period and purchase period (to the extent applicable) under our 2017 ESPP will begin and end upon a date to be approved by our board of directors or our compensation committee.

Administration

The purchase plan will be administered by our compensation committee or by our board of directors. Subject to the provisions of the purchase plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the purchase plan will be determined by our compensation committee or by our board of directors and its decisions shall be final and binding on all participants in the purchase plan.

Eligibility and Participation

Any employee of us or a participating corporation (as defined in the purchase plan) is eligible to participate except the following (other than where prohibited by applicable law): (i) employees who are not employed by us or a participating corporation prior to the beginning of an offering period or prior to such other time period as specified by the compensation committee; (ii) employees who are customarily employed for twenty (20) or less hours per week; (iii) employees who are customarily employed for five (5) months or less in a calendar year; (iv) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of us or any of our participating corporations or who, as a result of being granted an option under the purchase plan with respect to such an offering period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of us or any of our participating corporations; (v) employees who do not meet any other eligibility requirements that the compensation committee may choose to impose (within the limits permitted by the Code); and (vi) individuals who provide services to us or any of our participating corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the purchase plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the purchase plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the purchase plan.

An employee’s eligibility for participation in the purchase plan automatically ends upon termination of employment for any reason.

Purchase and Share Limitation and Purchase Price

No participant will have the right to purchase our shares in an amount, when aggregated with purchase rights under all our employee stock purchase plans that are also in effect in the same calendar years, that has a fair market value of more than $25,000, determined as of the first day of the applicable purchase period, for each calendar year in which that right is outstanding. In addition, no participant will be permitted to purchase more than 2500 shares during any one purchase period or such lesser amount determined by our compensation committee. The purchase price for shares of our common stock purchased under the purchase plan will be 85% of the lesser of the fair market value of our common stock on (i) the first trading day of the applicable offering or purchase period (as applicable) or (ii) the last trading day of each offering or purchase period (as applicable).

Change in Control

If we experience a change in control transaction, each outstanding right to purchase shares under the purchase plan may be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute the outstanding purchase rights, any offering period that commenced prior to the closing of the proposed change in control transaction will be shortened and terminated on a new purchase date. The new purchase date will occur prior to the closing of the proposed change in control transaction and the purchase plan will terminate on the closing of the proposed change in control transaction.

Amendment and Termination

We also have the right to amend or terminate the purchase plan at any time. The purchase plan will terminate on the tenth anniversary of the first purchase date under the plan.

U.S. Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to KalVista and participants in the 2017 ESPP. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.

A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally we will be allowed a deduction for federal income tax purposes in the fiscal year of such “disqualifying disposition” in an amount equal to the compensation realized by such participant.

ERISA Information

The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the special meeting and entitled to vote is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE KALVISTA PHARMACEUTICALS, INC. 2017 EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE IN THIS PROPOSAL 2.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the four months ended April 30, 2016 and fiscal years ended December 31, 2015 and December 31, 2014, the compensation awarded to or earned by our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of April 30, 2016. The persons listed in the following table are referred to herein as the “named executive officers.” Because SEC rules require us to disclose this information as of the end of our last fiscal year, and because our acquisition of KalVista Limited took place in November 2016, this executive compensation section relates to persons who were executive officers of Carbylan Therapeutics, Inc., prior to its acquisition of KalVista Limited. We note that each of these named executive officers resigned on or prior to the closing of the merger.

Name and Principal Position	Year	Salary($)	Bonus($)(1)	Option Awards($)(2)	All Other Compensation($)(3)	Total($)
David Renzi	*	144,102	—	532,590	—	676,692
President and Chief Operating Officer	2015 2014	379,635 384,271	140,063 143,522	1,092,164 —	— —	1,611,862 527,793

Marcee Maroney	*	100,003	—	188,194	—	288,197
Vice President, Clinical Affairs	2015	272,625	64,800	240,275	—	577,700

Premchandran Ramiya, Ph.D.(4)	*	79,610	—	114,019	11,373	205,002
Vice President, Pharmaceutical Development & Supply Chain	2015	132,500	42,813	655,296	—	830,609

*	In November 2016, in connection with our acquisition of KalVista Pharmaceuticals, Ltd. we changed our fiscal year-end from December 31 to April 30. The amounts reported in this row represent the compensation awarded to, earned by, and paid to the named executive officers for the four months ended April 30, 2016. Compensation for the year ended April 30, 2017 will be provided in our Proxy Statement for our 2017 Annual Stockholder Meeting.
(1)	The amount reported in the Bonus column represents the annual cash discretionary bonuses earned by our named executive officers pursuant to the achievement of certain company and individual performance objectives. For fiscal year 2015, these amounts were paid to the named executive officers in early 2016. In addition, for Dr. Ramiya, this amount also includes the $13,000 signing bonus he received pursuant to his employment agreement when he commenced employment with us in July 2015. For the four months ended April 30, 2016, no bonus amounts were earned.
(2)	The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to our named executive officers as computed in accordance with ASC 718. For fiscal 2015 and 2014, the assumptions used in the valuation of these awards are set forth in Note 13 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2015. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.
(3)	This amount reported in the All Other Compensation column represents payments or accruals in connection with any resignation, retirement or other termination, or related to a change in control of the Company.
(4)	Dr. Ramiya became our vice president, pharmaceutical development & supply chain, in July 2015; and his employment with us terminated effective as of April 15, 2016.

Outstanding Equity Awards at April 30, 2016

The following table sets forth specified information concerning unexercised stock options for each of the named executive officers outstanding as of April 30, 2016.

Name	Vesting Commencement Date(1)		Option Awards
			Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
			Exercisable	Unexercisable
David Renzi	6/6/13		25,889	10,955	7.84	6/5/23
	8/1/15	(2)	3,291	16,459	96.74	7/31/25
	1/1/16	(2)	1,263	18,951	46.62	12/31/25

Marcee Maroney	1/7/07		71	—	11.20	1/6/17
	5/16/08		3,571	—	16.80	5/15/18
	9/1/09	(3)	1,035	—	13.44	8/31/19
	12/7/12		1,593	999	7.84	12/6/22
	6/6/13	(2)	1,339	—	7.84	6/5/23
	6/6/13	(2)	518	214	7.84	6/5/23
	11/1/14	(2)	506	922	98.00	10/30/24
	8/1/15	(2)	724	3,620	96.74	7/31/25
	1/1/16	(2)	446	6,696	46.62	12/31/25

Premchandran Ramiya, Ph.D.	7/1/15		3,703	—	96.74	6/30/25
	1/1/16		811	—	46.62	12/31/25

(1)	Except as otherwise indicated, the options vest and become exercisable to 25% of the shares subject to such option on the first anniversary of the vesting commencement date with the remaining 75% of the shares vesting monthly in substantially equal installments over the following 36 months, subject to the holder continuing to provide services to the company through each vesting date.
(2)	The option vests and becomes exercisable to in substantially equal installments over 48 months on each monthly anniversary of the vesting commencement date, subject to the holder continuing to provide services to the company through each vesting date.
(3)	50% of the shares subject to the option are fully vested as of the vesting commencement date, and the remaining 50% of shares subject to the option vested in March 2013 upon achievement of certain performance-based vesting conditions.

Agreements with our Executive Officers

Below are descriptions of the material terms of the employment and letter agreements with our named executive officers and the current Chief Executive Officer and Chief Financial Officer of the company appointed in connection with the consummation of our acquisition of KalVista Limited, who are Thomas Andrew Crockett and Benjamin L. Palleiko.

Employment Agreement with Mr. Renzi. We entered into an executive employment agreement with Mr. Renzi, effective June 3, 2013. Mr. Renzi’s employment terminated November 21, 2016, in connection with the closing of the acquisition with KalVista Limited. Pursuant to this agreement, Mr. Renzi was entitled to an annual base salary and was eligible to receive a target annual cash performance bonus of a certain percentage of base salary, based upon achievement of performance goals determined by the board of directors in consultation with Mr. Renzi. The employment agreement also included an initial option award. Mr. Renzi was also entitled to certain severance and change-of-control benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change in Control.”

Letter Agreements with Dr. Ramiya and Ms. Maroney. We entered into letter agreements with Dr. Ramiya, dated June 11, 2015, and Ms. Maroney, dated July 21, 2014. Dr. Ramiya’s employment with us terminated effective as of April 15, 2016. Ms. Maroney’s employment terminated November 21, 2016, in connection with the closing of the acquisition with KalVista Limited. Pursuant to the letter agreements, each named executive officer was entitled to an annual base salary and was eligible to receive a target annual cash performance bonus of a certain percentage of base salary, based upon achievement of performance goals determined by the board of directors. For Dr. Ramiya, any annual bonus earned for fiscal 2015 was pro-rated for his partial year of service. Dr. Ramiya also received a one-time sign-on bonus equal to $13,000 in connection with his commencement of employment in July 2015. Dr. Ramiya and Ms. Maroney also received options to purchase shares of our common stock in connection with their commencement of employment. Dr. Ramiya and Ms. Maroney were also entitled to certain severance and change in control benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change in Control.”

Employment Agreement with Mr. Crockett and Mr. Palleiko. We intend to enter into executive employment agreements with Mr. Crockett and Mr. Palleiko. Pursuant to these agreements, Mr. Crockett and Mr. Palleiko will be entitled to an annual base salary and will be eligible to receive a target annual cash performance bonus of a certain percentage of base salary, based upon achievement of performance goals determined by the board of directors in consultation with Mr. Crockett and Mr. Palleiko. The employment agreements also will include eligibility to receive future equity awards and standard employee benefits. Mr. Crockett and Mr. Palleiko will also be entitled to certain severance and change-of-control benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change in Control.”

Retirement Benefits

We do not maintain any qualified or non-qualified defined benefit plans or supplemental executive retirement plans that cover our named executive officers. Our 401(k) plan permits eligible employees to defer their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Service. Our 401(k) plan does not currently provide for employer contributions.

Potential Payments Upon Termination or Change in Control

Each of our named executive officers and our current Chief Executive Officer and Chief Financial Officer is party to an individual agreement that provides for certain severance benefits as described below.

Mr. Renzi, Dr. Ramiya and Ms. Maroney—Termination of Employment without Cause or for Good Reason. Pursuant to Mr. Renzi’s, Dr. Ramiya’s and Ms. Maroney’s employment or letter agreements, as applicable, if the executive’s employment is terminated by us without cause or by the executive for good reason (as such terms are defined in the executive’s employment agreement or letter agreement, as applicable), the executive will be entitled to (1) continued payment of the executive’s base salary for a period of 12 months (for Mr. Renzi) or 6 months (for Dr. Ramiya and Ms. Maroney) following such termination of employment, (2) payment of the executive’s COBRA premiums until the earliest of 12 months (for Mr. Renzi) or 6 months (for Dr. Ramiya and Ms. Maroney) following such termination of employment, the date on which he or she becomes eligible for group health insurance coverage through a new employer, or the date he or she ceases to be eligible for COBRA continuation coverage for any reason, and (3) accelerated vesting as to the portion of his or her stock options that would have vested in the 12-months (for Mr. Renzi) or 6-months (for Dr. Ramiya and Ms. Maroney) following such termination of employment had the executive remained employed with the Company. In the event of Dr. Ramiya’s or Ms. Maroney’s death during the 6-month severance period, the remainder of the severance benefits set forth above will be paid to his or her estate.

Notwithstanding the foregoing, the severance benefits for Dr. Ramiya and Ms. Maroney will immediately cease in the event that the executive obtains new full-time employment (or a full-time consulting or similar arrangement) within 6 months after the termination date, provided, however, that the Company will thereafter continue to pay the executive, through the 6-month severance payment period, the excess, if any, of the Company base salary on the date of termination over the base salary for the new employment relationship.

Mr. Renzi—Termination of Employment in Connection with a Change in Control. If Mr. Renzi’s employment is terminated by us without cause or by him for good reason (as such terms are defined in Mr. Renzi’s employment agreement) either three months prior to or within one year following the effective date of a change in control (as such term is defined in Mr. Renzi’s employment agreement), in addition to the benefits described above under “—Mr. Renzi, Dr. Ramiya and Ms. Maroney—Termination of Employment without Cause or for Good Reason,” all stock options held by such him will vest in full.

Dr. Ramiya and Ms. Maroney—Termination of Employment in Connection with a Change in Control. If Dr. Ramiya’s or Ms. Maroney’s employment is terminated by us without cause or by the executive for good reason (as such terms are defined in the executive’s letter agreement) within one year following the effective date of a change in control (as such term is defined in the executive’s letter agreement), in addition to the benefits described above under “—Mr. Renzi, Dr. Ramiya and Ms. Maroney—Termination of Employment without Cause or for Good Reason,” (1) all stock options held by such executive will vest in full, and (2) the executive will be eligible to receive a pro-rated bonus payment for the year in which his or her employment terminates, with such bonus amount to be based upon the achievement of the bonus objectives prior to such termination or resignation of employment. The executive will also be entitled to receive the full 6 months’ base salary continuation, regardless of whether he or she obtains new full-time employment (or a full-time consulting or similar arrangement).

Effective as of April 15, 2015, Dr. Ramiya’s employment with us was terminated and, in exchange for a general release of claims against us and our affiliates, we will provide Dr. Ramiya with those payments and benefits described above pursuant to his employment agreement in the section entitled “Mr. Renzi, Dr. Ramiya and Ms. Maroney—Termination of Employment without Cause or for Good Reason.” Effective as of November 21, 2016, each of Mr. Renzi’s and Ms. Maroney’s employment with us was terminated and, in exchange for a general release of claims against us and our affiliates, we provided each of Mr. Renzi and Ms. Maroney with those payments and benefits described above pursuant to his or her respective employment agreement in the section entitled “Mr. Renzi, Dr. Ramiya and Ms. Maroney—Termination of Employment without Cause or for Good Reason.”

Mr. Renzi, Dr. Ramiya and Ms. Maroney—Severance Subject to Release of Claims and Restrictive Covenants. Our obligation to provide our named executive officers with any severance payments or other benefits under his or her employment agreement or letter agreement, as applicable, is conditioned on the executive signing and not revoking a separation agreement and effective release of claims in our favor. Mr. Renzi is also subject to a 12-month post-termination non-solicitation of employees, independent contractor and consultants.

Mr. Crockett and Mr. Palleiko—Termination of Employment Apart from a Change in Control and in Connection with a Change in Control. Pursuant to the anticipated terms of Mr. Crockett and Mr. Palleiko’s employment agreements, if the executive’s employment is terminated by us without cause or by the executive or by the executive for good reason (as such terms are defined in the executive’s employment agreement), the executive will be entitled to (1) a lump sum payment equal to 15-months of his respective base salary for Mr. Crockett and 9-months of his respective base salary for Mr. Palleiko and (2) reimbursement for continuation coverage under COBRA for 15-months for Mr. Crockett and 9-months for Mr. Palleiko. If within two years immediately following the consummation of a change in control (as such term is defined in the executive’s employment agreement), Mr. Crockett or Mr. Palleiko terminates his employment for good reason or the executive’s employment is terminated without cause, then Mr. Crockett or Mr. Palleiko, as applicable, will receive, (1) a lump sum cash payment equal to 21-months of his respective base salary for Mr. Crockett and 15-months of his respective base salary for Mr. Palleiko, (2) lump sum payment equal to their full target bonus for the fiscal year in which such termination of employment occurs, (3) reimbursement for continuation coverage under COBRA for 21-months for Mr. Crockett (with months 19-21 consisting of a taxable lump sum cash bonus) and 15-months for

Mr. Palleiko and (4) full vesting and exercisability (to the extent applicable) of all outstanding unvested equity-based awards.

Mr. Crockett and Mr. Palleiko—Severance Subject to Release of Claims and Restrictive Covenants. Our obligation to provide our Chief Executive Officer and Chief Financial Officer with any severance payments or other benefits under his or her employment agreement or letter agreement, as applicable, is conditioned on the executive signing and not revoking a separation agreement and effective release of claims in our favor. Mr. Crockett and Mr. Palleiko also entered into an Employee Confidentiality, Invention Assignment and Non-Compete Agreement that prohibits each of them from competing with us and soliciting our employees or other third parties that have a relationship with us for one year following their termination of employment for any reason.

DIRECTOR COMPENSATION

Director Compensation Policy

Our board of directors has adopted an independent director compensation policy which is designed to enable us to attract and retain, on a long-term basis, highly qualified independent directors.

For fiscal year 2015, in accordance with our director compensation policy, we paid our independent directors an annual retainer of $35,000, and for the four months ended April 30, 2016 we paid a pro-rated portion of such retainer. In addition, each independent director who serves as the chairperson of our audit committee, compensation committee or nominating and corporate governance committee will receive, for his or her service in such capacity, an additional annual retainer of $15,000, $10,000 or $7,500, respectively, and each other independent director who is a member of the audit committee, compensation committee or nominating and corporate governance committee will receive an annual retainer of $7,500, $5,000 or $3,750, respectively. We reimburse each non-employee member of our board of directors for reasonable out-of-pocket expenses incurred in connection with attending our board and committee meetings.

In addition, during 2015 Vivo Capital, LLC provided certain advisory and consulting services to us, and Dr. Cha is a managing member of Vivo Capital, LLC. In consideration for consulting services in 2015, we paid Vivo Capital, LLC $5,100.

In connection with our public offering, in August 2015, each of our directors who were not affiliated with any of our major investors at the time, Dr. Zadno and Messrs. Katkin, Basta, Clapper and Unkart, automatically received an initial award of an option to purchase 1,125 shares (for Dr. Zadno and Mr. Basta) or 2,071 shares (for Messrs. Katkin, Clapper and Unkart) of our common stock. Each such initial option grant will vest in equal monthly installments over the first three years following August 3, 2015, subject to the director remaining in service on the applicable vesting date. In addition, in April 2015, Dr. Zadno received an option to purchase 446 shares of our common stock, which will vest in equal monthly installments over the first three years following April 24, 2015, subject to Dr. Zadno remaining in service on the applicable vesting date. Beginning in 2016, directors who have served for at least the preceding six months will receive an annual grant of an option to purchase 1,571 shares on the day of and immediately following each annual meeting of our stockholders. Each annual option grant will be fully vested on the date of grant. Options granted will have an exercise price equal to the fair market value on the date of grant and will have a 10-year term. The directors’ stock option awards will become fully vested on a change in control of the Company.

Director Compensation Table

The following tables show for the fiscal year ended December 31, 2015 and the period from January 1, 2016 through April 30, 2016, the compensation awarded to or earned by our directors who were serving in such capacity as of December 31, 2015. Because SEC rules require us to disclose this information as of the end of our last fiscal year, and because our merger with KalVista Pharmaceuticals, Ltd. took place in November 2016, this director compensation section relates to persons who were directors of Carbylan Therapeutics, Inc., prior to its acquisition of KalVista Limited. We note that each of these directors, with the exception of Dr. Albert Cha and Edward Unkart, resigned on or prior to the closing of the merger.

Compensation for fiscal year 2015

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation(2)($)	Total ($)
Reza Zadno, Ph.D.	31,875	89,450	—	121,325
Keith Katkin	32,811	114,546	—	147,357
Steve Basta	37,500	62,211	—	99,711
Dave Clapper	29,063	114,546	—	143,609
Edward Unkart	37,500	114,546	—	152,046
Guy Nohra	30,000	—	—	30,000
Albert Cha, M.D., PhD.	33,750	—	5,100	38,850
David Saul(3)	—	—	—	—

(1)	Amounts shown were computed in accordance with FASB ASC Topic 718 and exclude the value of estimated forfeitures. The assumptions used in the valuation of these awards are set forth in Note 13 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2015. As of December 31, 2015, each of our non-employee directors held the following outstanding options awards (Messrs. Nohra and Saul and Dr. Cha did not hold any outstanding equity awards as of December 31, 2015):

Name	Shares Subject to Outstanding Option Awards
Reza Zadno, Ph.D.	1,571
Keith Katkin	4,002
Steve Basta	4,130
Dave Clapper	4,002
Edward Unkart	4,002

(2)	Amounts shown represent the cash paid by us to Vivo Capital, LLC for consulting services performance in fiscal year 2015. Dr. Cha is a managing member of Vivo Capital, LLC.
(3)	Mr. Saul was appointed to our board of directors in February 1, 2016, so he did not receive any compensation in fiscal year 2015.

Compensation for the four months ended April 30, 2016

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Reza Zadno, Ph.D.	21,250	—	21,250
Keith Katkin	21,875	—	21,875
Steve Basta	24,063	—	24,063
Dave Clapper	19,375	—	19,375
Edward Unkart	25,000	—	25,000
Guy Nohra	20,000	—	20,000
Albert Cha, M.D., PhD.	22,500	—	22,500
David Saul	17,708	77,571	95,279

(1)	Amounts shown were computed in accordance with FASB ASC Topic 718 and exclude the value of estimated forfeitures. The assumptions used in the valuation of these awards are set forth in Note 13 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2015. As of April 30, 2016, each of our non-employee directors held the following outstanding options awards (Mr. Nohra and Dr. Cha did not hold any outstanding equity awards as of April 30, 2016):

Name	Shares Subject to Outstanding Option Awards
Reza Zadno, Ph.D.	1,571
Keith Katkin	4,002
Steve Basta	4,130
Dave Clapper	4,002
Edward Unkart	4,002
David Saul	4,000

Compensation Committee Interlocks and Insider Participation

During 2015, our compensation committee consisted of Dr. Cha and Messrs. Katkin and Nohra. None of the members of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of January 31, 2017 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each KalVista executive officer;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of January 31, 2017 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock in the table is based on 9,713,042 shares of our common stock issued and outstanding on January 31, 2017. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o KalVista Pharmaceuticals, Inc., One Kendall Square, Building 200, Suite 2203, Cambridge, MA 02139.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Common Stock	Securities Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent
5% Stockholders:
Entities affiliated with RA Capital Healthcare Fund, LP(2)	591,070	—	591,070	6.1%
Entities affiliated with SV Life Sciences(3)	2,579,490	—	2,579,490	26.6%
Entities affiliated with Novo A/S(4)	2,901,927	—	2,901,927	29.9%
Named Executive Officers and Directors:
T. Andrew Crockett(5)	281,420	—	281,420	2.9%
Benjamin L. Palleiko	—	—	—	*
Richard Aldrich(6)	369,419	—	369,419	3.8%
Albert Cha(7)	300,325	—	300,325	3.1%
Arnold L. Oronsky(8)	272,085	—	272,085	2.8%
Joshua Resnick(9)	2,579,490	—	2,579,490	26.6%
Rajeev Shah(10)	591,070	—	591,070	6.1%
Edward W. Unkart	—	—	—	*
All 8 directors and executive officers as a group	4,393,809	—	4,393,809	45.3%
*	Represents less than 1%

(1)	Represents shares of capital stock held and options held by such individuals that were exercisable within 60 days of January 31, 2017 assuming the completion of the transaction. Includes shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account. Reported numbers do not include options that are exercisable more than 60 days after January 31, 2017.
(2)

RA Capital Healthcare Fund, L.P., whose general partner is RA Capital Management, LLC and Peter Kolchinsky is Managing Member of RA Capital Management, LLC. Shared voting or investment power is held by RA Capital Management, LLC, as the General Partner of RA Capital Healthcare Fund, L.P., and Mr. Kolchinsky as Managing Member of RA Capital Management, LLC. Mr. Shah, one of our directors, is the Managing Director and Portfolio Manager of RA Capital Management, LLC. The address for RA Capital Healthcare Fund, L.P. is 20 Park Plaza, Ste. 1200, Boston, MA 02116.
(3)	Consists of (i) 71,211 shares of common stock held by SV Life Sciences Fund IV Strategic Partners, L.P., a Delaware limited partnership, and (ii) 2,508,279 shares of common stock held by SV Life Sciences Fund IV, L.P., a Delaware limited partnership. The general partner of both SV Life Sciences Fund IV, L.P. and SV Life Sciences Fund IV Strategic Partners, L.P. (collectively, the “Funds”) is SV Life Sciences Fund IV (GP), L.P. The general partner of SV Life Sciences Fund IV (GP), L.P. is SVLSF IV, LLC. Both SV Life Sciences Fund IV (GP), L.P. and SVLS IV, LLC may be deemed to beneficially own the shares held by the Funds. SV Life Sciences Fund IV (GP), L.P. and SVLS IV, LLC may be deemed to beneficially own the shares held by the Funds. SV Life Sciences Fund IV (GP), L.P. and SVLS IV, LLC disclaim beneficial ownership of the shares held by the Funds except to the extent of any pecuniary interest therein. The Investment Committee of SVLSF IV, LLC is comprised of Kate Bingham, James Garvey, Eugene D. Hill, III, David Milne and Michael Ross, Ph.D. Investment and divestment decisions for the Funds are based on majority vote of the Investment Committee. Dr. Resnick, one of our directors, is a partner of SV Life Sciences. The address for SV Life Sciences Fund is One Boston Place, Suite 3900, Boston, MA 02108.
(4)	Novo A/S, a Danish limited liability company, is wholly owned by Novo Nordisk Foundation (the “Foundation”), a Danish commercial foundation. Novo A/S is the holding company in the group of Novo companies (currently comprised of Novo Nordisk A/S, Novoxymes A/S and NNIT A/S and is responsible for managing the Foundation’s assets, including its financial assets. Novo A/S, through its Board of Directors (the “Novo Board”), has the sole power to vote and dispose of the Novo Shares. The Novo Board, currently comprised of Sten Scheibye, Goran Ando, Jeppe Christiansen, Steen Riisgaard and Per Wold-Olsen, may exercise voting and dispositive control over the Novo Shares only with the support of a majority of the Novo Board. As such, no individual member of the Novo Board is deemed to hold any beneficial ownership or reportable pecuniary interest in the Novo Shares. The address for Novo A/S is Tuborg Havnevej 19, DK 2900 Hellerup, Denmark.
(5)	Consists of 281,420 shares of capital stock held by Mr. Crockett.
(6)	Consists of 369,419 shares of common stock held by Longwood Fund II, LP, a Delaware limited partnership. Longwood Fund II GP, LLC (the “Fund II General Partner”) is the general partner of Longwood Fund II, L.P. and exercises voting and investment power with respect to securities owned directly by Longwood Fund II, L.P. Longwood Fund II, L.P. is managed by Longwood Fund Management, LLC. Mr. Aldrich, one of our directors, is a managing member of Longwood Fund Management LLC. Michelle Dipp, M.D., Ph.D., Christoph Westphal, M.D. and Mr. Aldrich are the managers of the Fund II General Partner and share voting and dispositive power with respect to the securities held by Longwood Fund II, L.P., each of whom disclaims beneficial ownership of the shares held by Longwood Fund II, L.P. except to the extent of her or his pecuniary interest therein. The address for Longwood Fund II L.P. is Prudential Tower, 800 Boylston Street, Suite 1555, Boston, MA 02199.
(7)	Consists of (i) 298,141 shares of common stock held by Vivo Ventures Fund VI, L.P. and (ii) 2,184 shares of common stock held by Vivo Ventures VI Affiliates Fund, L.P. Vivo Ventures Fund VI, L.P., and Vivo Ventures VI Affiliates Fund, L.P. are Delaware limited partnerships, whose general partner is Vivo Ventures VI, LLC, a Delaware limited liability company. Dr. Cha, one of the Company’s directors, is a managing member of Vivo Ventures Fund VI, LLC and exercises shared voting and investment power with the other managing members of Vivo Ventures VI, LLC with respect to the securities held by Vivo Ventures VI, L.P. and Vivo Ventures VI Affiliates Fund, L.P. Each managing member of Vivo Ventures VI, LLC hereby disclaims any beneficial ownership of any shares directly held by Vivo Ventures Fund VI, L.P. and Vivo Ventures VI Affiliates Fund, L.P., except to the extent of the pecuniary interest therein. The address of Vivo Ventures Fund VI, L.P. and Vivo Ventures VI Affiliates Fund, L.P. is 505 Hamilton Avenue, Suite 207, Palo Alto, California 94301.
(8)

InterWest Partners IX, L.P. is a California limited partnership (“InterWest”), whose general partner is InterWest Management Partners IX, LLC, a California limited liability company. Dr. Oronsky, one of the Company’s directors, currently serves as a Managing Director of InterWest. Each managing director and venture member of InterWest Management Partners IX, LLC shares voting and investment power with respect to the securities held by InterWest and disclaims beneficial ownership of such shares except to the extent of his or her pecuniary interest therein. The address for InterWest Partners IX, L.P. is 2710 Sand Hill Road, Second Floor, Menlo Park, California 94025.
(9)	Consists of the capital stock referenced in footnote (3) above. Dr. Resnick, one of the Company’s directors, is a partner of SV Life Sciences.
(10)	Consists of the capital stock referenced in footnote (2) above. Mr. Shah, one of the Company’s directors, is the Managing Director and Portfolio Manager of RA Capital Healthcare Fund, L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2015, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are KalVista stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: One Kendall Square, Building 200, Suite 2203, Cambridge, Massachusetts 02139 or (3) contact our Corporate Communications manager, Leah Monteiro, by telephone at (857) 999-0075. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxy holder.

APPENDIX A

KALVISTA PHARMACEUTICALS, INC.

2017 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is One Million (1,000,000) Shares, plus (a) any reserved shares not issued or subject to outstanding grants under the Company’s 2015 Incentive Plan (the “Prior Plan”) on the Effective Date (as defined below) plus (b) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (c) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (d) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (e) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3. Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4. Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1 of each of the first ten (10) calendar years during the term of the Plan, by the lesser of (a) four percent (4%) of the number of shares of common stock issued and outstanding on each December 31 immediately prior to the date of increase and (b) such number of Shares determined by the Board.

2.5. Limitations. No more than three million (3,000,000) Shares shall be issued pursuant to the exercise of ISOs.

2.6. Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, extraordinary dividends or distributions (whether in cash, shares or other property, other than a regular cash dividend) recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number and class of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number and class of Shares that may be granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award or the Shares subject to such Award covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive an Award or Awards for more than Two Million (2,000,000) Shares in any calendar year under this Plan except that new Employees of the Company or of a Parent, Subsidiary or Affiliate are eligible to be granted up to a maximum of an Award or Awards for Four Million (4,000,000) Shares in the calendar year in which they commence their employment.

4. ADMINISTRATION.

4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

(m) reduce or waive any criteria with respect to Performance Factors;

(n) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(o) to exercise negative discretion on Performance Awards, reducing or eliminating the amount to be paid to Participants;

(p) make all other determinations necessary or advisable for the administration of this Plan; and

(q) delegate any of the foregoing to (i) one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law, and (ii) a committee as permitted by applicable law, including Section 141 of the Delaware General Corporation Law.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3. Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee administering the Plan in accordance with the requirements of Rule16b-3 and Section 162(m) of the Code shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director under Rule 16b-3, and (b) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder. At least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting, payment or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement, vesting or payment of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code and for which the deduction thereunder is being sought, and provided that such adjustments are consistent with the regulations and guidance promulgated under Section 162(m) of the Code, the Committee may adjust the Performance Factors to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles.

4.4. Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.

5.3. Exercise Period. Options may be exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter time period not less than thirty (30) days or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

(c) Cause. If the Participant’s Service terminates for Cause, then Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement or an Award Agreement, Cause shall have the meaning set forth in the Plan.

5.7. Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.2. Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the

Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.2. Form of Payment to Participant. Payment, to the extent applicable, may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code, to the extent applicable.

8.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.2. Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

10. PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant, or Director of a cash bonus or an award of Performance Shares or Performance Units denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.1. Types of Performance Awards. Performance Awards shall include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.

(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c) Cash Performance Awards. The Committee may also grant cash-based Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled, (d) the consideration to be distributed on settlement and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period, (y) select from among the Performance Factors to be used and (z) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than Five Million Dollars ($5,000,000) in Performance Awards in any calendar year under this Plan.

10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of Shares held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent, Subsidiary or Affiliate;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

12. GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed such number of Shares with an aggregate grant date value of Seven Hundred Fifty Thousand Dollars ($750,000.00).

12.1. Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.2. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.3. Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or Affiliate, as applicable, employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability (the “Tax-Related Items”) legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable Tax-Related Items legally due from the Participant. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares of common stock having a Fair Market Value equal to the Tax-Related Items to be withheld or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates, including up to the maximum statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

14. TRANSFERABILITY.

14.1. Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (a) during the Participant’s lifetime only by (i) the Participant, or (ii) the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.

14.2. Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued Service to the Company or its Parent, any Subsidiary or any Affiliate, (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights shall be subject to the same vesting or performance conditions as the underlying Award. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares Notwithstanding the foregoing, dividends and Dividend Equivalent Rights may accrue with respect to unvested Awards, but will not be paid or issued until such Award is fully vested and the Shares are issued to Participant and such Shares are no longer subject to any vesting requirements or repurchase rights on behalf of the Company.

15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1. Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine, provided, however, that the Board (or, the Committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with a Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of law rules).

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted. Except as otherwise provided for in the Plan with respect to Section 18, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1. “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

28.2. “Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

28.4. “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

28.5. “Board” means the Board of Directors of the Company.

28.6. “Cause” means (a) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (b) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (c) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (d) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. The foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement or other applicable agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.6.

28.7. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.8. “Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.9. “Common Stock” means common stock of the Company.

28.10. “Company” means KalVista Pharmaceuticals, Inc., or any successor corporation.

28.11. “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

28.12. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;

(d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

28.13. “Director” means a member of the Board.

28.14. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

28.15. “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

28.16. “Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.

28.17. “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.18. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.19. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.

28.20. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.21. “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) if none of the foregoing is applicable, by the Board or the Committee in good faith.

28.22. “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

28.23. “IRS” means the United States Internal Revenue Service.

28.24. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary or Affiliate.

28.25. “Option” means an award of an option to purchase Shares pursuant to Section 5.

28.26. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.27. “Participant” means a person who holds an Award under this Plan.

28.28. “Performance Award” means an award covering cash or Shares granted pursuant to Section 10 or Section 12 of the Plan.

28.29. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a) Profit Before Tax;

(b) Billings;

(c) Revenue;

(d) Net revenue;

(e) Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization);

(f) Operating income;

(g) Operating margin;

(h) Operating profit;

(i) Controllable operating profit, or net operating profit;

(j) Net Profit;

(k) Gross margin;

(l) Operating expenses or operating expenses as a percentage of revenue;

(m) Net income;

(n) Earnings per share;

(o) Total stockholder return;

(p) Market share;

(q) Return on assets or net assets;

(r) The Company’s stock price;

(s) Growth in stockholder value relative to a pre-determined index;

(t) Return on equity;

(u) Return on invested capital;

(v) Cash Flow (including free cash flow or operating cash flows);

(w) Cash conversion cycle;

(x) Economic value added;

(y) Individual confidential business objectives;

(z) Contract awards or backlog;

(aa) Overhead or other expense reduction;

(bb) Credit rating;

(cc) Strategic plan development and implementation;

(dd) Succession plan development and implementation;

(ee) Improvement in workforce diversity;

(ff) Customer indicators and/or satisfaction;

(gg) New product invention or innovation;

(hh) Attainment of research and development milestones;

(ii) Improvements in productivity;

(jj) Bookings;

(kk) Attainment of objective operating goals and employee metrics;

(ll) Sales;

(mm) Expenses;

(nn) Balance of cash, cash equivalents and marketable securities;

(oo) Completion of an identified special project;

(pp) Completion of a joint venture or other corporate transaction;

(qq) Employee satisfaction and/or retention;

(rr) Research and development expenses;

(ss) Working-capital targets and changes in working capital; and

(tt) Any other metric that is capable of measurement as determined by the Committee.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.30. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’ right to, and the payment of, a Performance Award.

28.31. “Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.32. “Performance Unit” means a right granted to a Participant pursuant to Section 10 or Section 12, to receive Shares, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.33. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.34. “Plan” means this KalVista Pharmaceuticals, Inc. 2017 Equity Incentive Plan.

28.35. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.36. “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

28.37. “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

28.38. “SEC” means the United States Securities and Exchange Commission.

28.39. “Securities Act” means the United States Securities Act of 1933, as amended.

28.40. “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute. Notwithstanding anything to the contrary, an Employee will not be deemed to have ceased to provide Service if a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing provides otherwise. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave, he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.41. “Shares” means shares of Common Stock and the common stock of any successor entity.

28.42. “Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

28.43. “Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

28.44. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.45. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.46. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

APPENDIX B

KALVISTA PHARMEUCITALS, INC.

2017 EMPLOYEE STOCK PURCHASE PLAN

1. Establishment of Plan. KalVista Pharmaceuticals, Inc., a Delaware corporation (the “Company”) proposes to grant options to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Code Section 423 (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Code Section 423 shall have the same definition herein. However, with regard to offers of options for purchase of the Common Stock under the Plan to employees outside the United States working for a Subsidiary or an Affiliate, the Board may offer a subplan or an option that is not intended to meet the Code Section 423 requirements, provided, if necessary under Code Section 423, that the other terms and conditions of the Plan are met. Subject to Section 14, a total of 100,000 shares of Common Stock is reserved for issuance under this Plan. In addition, on each January 1 for the first ten (10) calendar years after the first Offering Date, the aggregate number of shares of Common Stock reserved for issuance under the Plan shall be increased automatically by the number of shares equal to one percent (1%) of the total number of outstanding shares of the Company Common Stock on the immediately preceding December 31 (rounded down to the nearest whole share); provided, that the Board or the Committee may in its sole discretion reduce the amount of the increase in any particular year; and, provided further, that the aggregate number of shares issued over the term of this Plan shall not exceed 3,000,000 shares of Common Stock. The number of shares reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14 of this Plan. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Corporations with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Corporations, and to provide an incentive for continued employment.

3. Administration. The Plan will be administered by the Compensation Committee of the Board or by the Board (either referred to herein as the “Committee”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules and/or procedures relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States. The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on the Board or its committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical.

4. Eligibility. Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan except the following (other than where prohibited by applicable law):

(a) employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

(b) employees who are customarily employed for twenty (20) or less hours per week;

(c) employees who are customarily employed for five (5) months or less in a calendar year;

(d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations;

(e) employees who do not meet any other eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code); and

(f) individuals who provide services to the Company or any of its Participating Corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

5. Offering Dates.

(a) While the Plan is in effect, the Committee shall determine the duration and commencement date of each Offering Period, provided that an Offering Period shall in no event be longer than twenty-seven (27) months, except as otherwise provided by an applicable subplan. Offering Periods may be consecutive or overlapping. Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of Participants are accumulated under this Plan. While the Plan is in effect, the Committee shall determine the duration and commencement date of each Offering Period and Purchase Period, provided that a Purchase Period shall in no event end later than the close of the Offering Period in which it begins. Purchase Periods shall be consecutive.

(b) The time and duration of the Offering Periods and the Purchase Periods shall be determined by the Committee; provided that any Offering Period shall in no event be longer than twenty-seven (27) months; and provided, further, that a single Offering Period may consist of one or more Purchase Periods.

6. Participation in this Plan.

(a) An eligible employee determined in accordance with Section 4 may elect to become a Participant in an Offering Period by submitting a subscription agreement, or electronic representation thereof, to the Company and/or via an authorized third party administrator’s (the “Third Party Administrator”) standard process, prior to the commencement of the Offering Period to which such agreement relates in accordance with such rules as the Committee may determine.

(b) Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below or otherwise notifies the Company of a change in the Participant’s contribution letter by filing an additional subscription agreement or electronic representation thereof with the Company and/or the Third Party Administrator, prior to the next Offering Period. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this section is not required to file any additional subscription agreement in order to continue participation in this Plan.

7. Grant of Option on Enrollment. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount of the contribution level for such Participant multiplied by such Participant’s Compensation (as defined in Section 9 below) during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Offering Date (but in no event less than the par value of a share of the Company’s Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date (but in no event less than the par value of a share of the Common Stock); provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8. Purchase Price. The Purchase Price in any Offering Period shall be eighty-five percent (85%) of the lesser of:

(a) The Fair Market Value on the Offering Date; or

(b) The Fair Market Value on the Purchase Date.

9. Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

(a) The Purchase Price of the shares is accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that contributions may be, or are required to be, made in another form (including payment by check at the end of a Purchase Period or, due to local law requirements, in another form with respect to categories of Participants outside the United States). The deductions are made as a percentage of the Participant’s compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. “Compensation” shall mean base salary and regular hourly wages (or in foreign jurisdictions, equivalent cash compensation); however, the Committee may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation shall mean certain cash compensation reportable on the Participant’s Form W-2 or corresponding local country tax return, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions (or in foreign jurisdictions, equivalent cash compensation). For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent salary deductions) shall be treated as if the Participant did not make such election. Payroll deductions shall commence on the first payday following the last Purchase Date (or the first payday following the commencement of the initial Offering Period) and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any subplan may permit matching shares without the payment of any purchase price.

(b) Subject to Section 25 below and to the rules of the Committee, a Participant may decrease the rate of payroll deductions during an Offering Period by filing with the Company or the Third Party Administrator a new authorization for payroll deductions, with the new rate to become effective as soon as reasonably practicable and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of payroll deductions may be made once during an Offering Period or more or less frequently under rules determined by the Committee. An increase in the rate of payroll deductions may not be made during an Offering Period unless otherwise determined by the Committee. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company or a third party designated by the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as may be specified by the Committee.

(c) Subject to Section 25 below and to the rules of the Committee, a Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions, and after such reduction becomes effective no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Section (e) below. A reduction of the payroll deduction percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period, and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d) All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company, and the Company shall not be obligated to segregate such payroll deductions, except to the extent required to be segregated due to local legal restrictions outside the United States. No interest accrues on the payroll deductions except to the extent required due to local legal requirements outside the United States. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, except to the extent necessary to comply with local legal requirements outside the United States.

(e) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company and/or the Third Party Administrator that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price shall be as specified in Section 8 of this Plan. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward into the next Purchase Period or Offering Period, as the case may be (except to the extent required due to local legal requirements outside the United States), or as otherwise determined by the Committee. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date (except to the extent required due to local legal requirements outside the United States).

(f) As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.

(g) During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h) To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under applicable law, the amount necessary for the Company or any Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10. Limitations on Shares to be Purchased.

(a) No Participant shall be entitled to purchase stock under any Offering Period at a rate which, when aggregated with such Participant’s rights to purchase stock under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, that are also outstanding in the same calendar year(s) (whether under other Offering Periods or other employee stock purchase plans of the Company, its Parent and its Subsidiaries), exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such Offering Period is in effect (hereinafter the “Maximum Share Amount”). The Company may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b) The Committee may, in its sole discretion, set a lower maximum number of shares which may be purchased by any Participant during any Offering Period than that determined under Section 10(a) above, which shall then be the Maximum Share Amount for subsequent Offering Periods; provided, however, in no event shall a Participant be permitted to purchase more than 2500 Shares during any one Purchase Period or such greater or lesser number as the Committee may determine, irrespective of the Maximum Share Amount set forth in (a) and (b) hereof. If a new Maximum Share Amount is set, then all Participants will be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective. The Maximum Share Amount shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

(c) If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give written notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d) Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as administratively practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).

11. Withdrawal.

(a) Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

(b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

(c) To the extent applicable, if the Fair Market Value on the first day of the current Offering Period in which a participant is enrolled is higher than the Fair Market Value on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

12. Termination of Employment. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan (except to the extent required due to local legal requirements outside the United States). In such event, accumulated payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

13. Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated payroll deductions credited to such Participant’s account. No interest shall accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).

14. Capital Changes. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 1 and 10 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

15. Nonassignability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

16. Use of Participant Funds and Reports. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the United States). Until Shares are issued, Participants will only have the rights of an unsecured creditor (except to the extent required due to local legal requirements outside the United States). Each Participant shall receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the Purchase Price thereof and the remaining cash balance, if any, carried forward or refunded, as determined by the Committee, to the next Purchase Period or Offering Period, as the case may be.

17. Notice of Disposition. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.

19. Equal Rights And Privileges. All eligible employees granted an option under this Plan that is intended to meet the Code Section 423 requirements shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Term; Stockholder Approval. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the first Purchase Date under the Plan.

22. Designation of Beneficiary.

(a) If provided in the subscription agreement, a Participant may file a written or electronic designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under this Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. In addition, a Participant may file a written or electronic designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company and/or the Third Party Administrator at the prescribed location before the Participant’s death.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the

Company, in its discretion, may deliver such shares or cash to the spouse or, if no spouse is known to the Company, then to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.

24. Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25. Amendment or Termination. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during a Purchase Period or an Offering Period, establish the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s base salary or regular hourly wages, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee action; (iv) reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26. Corporate Transactions. In the event of a Corporate Transaction (as defined below), each outstanding right to purchase Common Stock will be assumed or an equivalent option substituted by the successor corporation or a parent or a subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened by setting a new Purchase Date (the “New Purchase Date”) and will end on the New Purchase Date. The New Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, and the Plan shall terminate on the consummation of the Corporate Transaction.

27. Definitions.

(a) “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Common Stock” means the common stock of the Company.

(e) “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f) “Effective Date” means the date on which the Registration Statement covering the initial public offering of the shares of Common Stock is declared effective by the U.S. Securities and Exchange Commission.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(ii) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(iv) if none of the foregoing is applicable, by the Committee in good faith.

(i) “Offering Date” means the first business day of each Offering Period.

(j) “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(k) “Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(l) “Participant” means an eligible employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in this Plan pursuant to Section 6.

(m) “Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Board designates from time to time as a corporation that shall participate in this Plan.

(n) “Plan” means this KalVista Pharmaceuticals, Inc. 2017 Employee Stock Purchase Plan.

(o) “Purchase Date” means the last U.S. business day of each Purchase Period.

(p) “Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).

(q) “Purchase Price” means the price at which Participants may purchase a share of Common Stock under the Plan, as determined pursuant to Section 8.

(r) “Securities Act” means the Securities Act of 1933, as amended.

(s) “Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

SPECIAL MEETING OF SHAREHOLDERS OF

KALVISTA PHARMACEUTICALS, INC.

March 23, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.kalvista.com

↓  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ↓

∎ 00033000000000000000 1	032317

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
		1. To approve the Company’s 2017 Equity Incentive Plan.	☐	☐	☐

		2. To approve the Company’s 2017 Employee Stock Purchase Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

∎

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

SPECIAL MEETING OF SHAREHOLDERS OF

KALVISTA PHARMACEUTICALS, INC.

March 23, 2017

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.kalvista.com
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
↓ Please detach along perforated line and mail in the envelope provided. ↓

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
		1. To approve the Company’s 2017 Equity Incentive Plan.	☐	☐	☐

		2. To approve the Company’s 2017 Employee Stock Purchase Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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KALVISTA PHARMACEUTICALS, INC.

Proxy for Special Meeting of Shareholders on March 23, 2017

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Thomas Andrew Crockett and Benjamin Palleiko, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Shareholders of Kalvista Pharmaceuticals, Inc., to be held March 23, 2017 at One Kendall Square, Building 200, Suite 2203, Cambridge, Massachusetts 02139, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

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